SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

March 29, 2004 (March 25, 2004)

Healthcare Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-11852	62-1507028

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3310 West End Avenue Suite 700 Nashville, Tennessee	37203

(Address of Principal Executive Offices)	(Zip Code)

(615) 269-8175

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-1 UNDERWRITING AGREEMENT 03/25/04
EX-4.2 SECOND SUPPLEMENTAL INDENTURE 03/30/04
EX-4.3 FORM OF 5.125% SENIOR NOTE DUE 2014
EX-5 OPINION OF WALLER LANSDEN DORTCH & DAVIS
EX-8 TAX OPINION OF STITES & HARBISON, PLLC
EX-25 FORM T-1 STATEMENT OF ELIGIBILITY

Item 5. Other Events.

     On March 26, 2004, Healthcare Realty Trust Incorporated announced the sale of $300 million principal amount of unsecured 5.125% Senior Notes due April 1, 2014 through underwriters led by Wachovia Capital Markets, LLC. The notes are rated Baa3 by Moody’s, BBB- by Standard & Poor’s and BBB by Fitch. The proceeds will be used to repay in full outstanding borrowings under the Company’s revolving credit facility, repay maturing indebtedness on its 9.49% Senior Notes due 2006 and for general corporate purposes.

     Registration statements on Form S-3 (Registration No. 333-56608 and Registration No. 333-109306) relating to these securities have been filed with the Securities and Exchange Commission and were declared effective on March 22, 2001 and March 17, 2004, respectively.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
1	Underwriting Agreement, dated March 25, 2004, by and between the Company and the Underwriters

4.1	Indenture, dated as of May 15, 2001, by the Company to First Union National Bank, as Trustee (filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 17, 2001 and hereby incorporated by reference)

4.2	Form of Second Supplemental Indenture

4.3	Form of 5.125% Senior Note Due 2014

5	Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

8	Tax Opinion of Stites & Harbison, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 8)

25	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of Wachovia Bank, National Association pertaining to the Company’s 5.125% Senior Notes due April 1, 2014.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By:	/s/ Scott W. Holmes
Scott W. Holmes,
Senior Vice President and Chief Financial Officer

Date: March 29, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
1	Underwriting Agreement, dated March 25, 2004, by and between the Company and the Underwriters

4.1	Indenture, dated as of May 15, 2001, by the Company to First Union National Bank, as Trustee (filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 17, 2001 and hereby incorporated by reference)

4.2	Form of Second Supplemental Indenture

4.3	Form of 5.125% Senior Note Due 2014

5	Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

8	Tax Opinion of Stites & Harbison, PLLC

23.1	Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibit 5)

23.2	Consent of Stites & Harbison, PLLC (included in Exhibit 8)

25	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of Wachovia Bank, National Association pertaining to the Company’s 5.125% Senior Notes due April 1, 2014.

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